Exhibit 99.1

Pacific Capital Bancorp Reports Third Quarter 2012 Results

SANTA BARBARA, Calif.--(BUSINESS WIRE)--October 24, 2012--Pacific Capital Bancorp (Nasdaq: PCBC), a community bank holding company and parent of Santa Barbara Bank & Trust, N.A., reported net income of $33.2 million, or $1.01 per diluted share, for the three months ended September 30, 2012 compared with $20.5 million, or $0.62 per diluted share, for the three months ended September 30, 2011. Net income for the third quarter of 2012 was the highest reported quarterly result since the Ford Financial Group’s investment in Pacific Capital Bancorp in August 2010.

For the nine months ended September 30, 2012, Pacific Capital Bancorp earned $73.9 million, or $2.24 per diluted share, compared with $58.2 million, or $1.77 per diluted share, for the same respective period a year ago. Merger related costs included in net income were $1.8 million and $4.2 million for the respective three and nine months ended September 30, 2012.

Third Quarter Highlights

  Achieved a return on average assets of 2.2% and 1.7%, and a return on average equity of 15.7% and 12.2% for the three and nine months ended September 30, 2012, respectively;
  Improved net interest margins to 4.38% and 4.41% for the three and nine months ended September 30, 2012; and
  Increased regulatory capital ratios to 13.6% and 23.5% for Tier 1 Leverage and Total Risk-Based Capital, respectively at September 30, 2012.

Net interest income was $61.2 million, or 4.38% of average interest earning assets, for the three months ended September 30, 2012 compared with $55.8 million, or 4.08%, for the same period a year ago. Net interest income for the nine months ended September 30, 2012 was $180.1 million, or 4.41% of average interest earning assets, compared with $170.3 million, or 4.17%, for the same respective period a year ago. The increase in net interest income is primarily the result of continued strong performance of purchase credit impaired loans, a decline in the cost of funds, and an increase in loan growth.

Provision for loan losses was $860,000 for the three months ended September 30, 2012 compared with $787,000 for the same period a year earlier. Provision for loan losses was $2.0 million for the nine months ended September 30, 2012 compared with $4.3 million for the same respective period a year ago. Provision for loan losses increased for the comparative three month periods as a result of higher loan originations and purchases. Provision for loan losses decreased for the comparative nine month periods from lower historical loss rates used when calculating the allowance for loan losses.

Noninterest income was $20.1 million for the three months ended September 30, 2012 compared with $13.0 million for the same period a year ago. Noninterest income was $49.6 million for the nine months ended September 30, 2012 compared with $38.4 million for the same respective period a year earlier. Noninterest income increased for the comparative periods primarily as a result of increased gains on sales of other real estate owned, loans, and investment securities.

Noninterest expense was $47.1 million for the three months ended September 30, 2012 compared with $48.1 million for the same period of 2011. Noninterest expense was $152.5 million for the nine months ended September 30, 2012 compared with $146.5 million for the same respective period a year ago. Noninterest expense decreased for the comparative three month periods primarily from a decline in the number of employees resulting from attrition due to the merger announcement with UnionBanCal. Noninterest expense for the comparable nine month periods increased as a result of an increase in the estimated earnout liability related to the Company’s registered investment advisor subsidiaries and costs associated with the merger with UnionBanCal.

Pacific Capital Bancorp and its wholly-owned banking subsidiary, Santa Barbara Bank & Trust, N.A. (“SBB&T”), exceed the ratios required to be considered ”well capitalized” as well as capital levels that SBB&T is required to meet under its Operating Agreement with the Office of the Comptroller of the Currency. At September 30, 2012, regulatory capital ratios for Pacific Capital Bancorp and SBB&T were 13.6% and 12.5%, respectively, for Tier 1 leverage capital, and 23.5% and 21.6%, respectively, for total risk-based capital ratios.

Quarterly Report on Form 10-Q

The Company intends to file with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 on or before November 9, 2012. This report can be accessed, free of charge, on the Securities and Exchange Commission’s website at www.sec.gov, on the Company’s website at www.pcbancorp.com, or by contacting the Company’s Investor Relations Department.

About Pacific Capital Bancorp

Pacific Capital Bancorp, with $6.0 billion in assets, is the parent company of Santa Barbara Bank & Trust, N.A., a nationally chartered bank headquartered in Santa Barbara, which operates 45 branches in eight California counties on the Central Coast of California. SBB&T provides a full line-up of community banking, commercial banking, and trust and wealth management products and services. The Company’s website, including investor relations information, can be found at www.pcbancorp.com. Products and services offered, and branch locations can be found at www.sbbt.com.

Additional Information and Where to Find It

In connection with the proposed merger, the Company has filed a definitive information statement relating to the merger with the Securities and Exchange Commission (“SEC”). INVESTORS SHOULD READ THE DEFINITIVE INFORMATION STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE COMPANY. You can obtain the definitive information statement, as well as other filings containing information about the Company, free of charge, at the website maintained by the SEC at www.sec.gov. In addition, filings made by the Company with the SEC, other than preliminary materials, may be obtained free of charge by contacting the Company at (805) 884-6680 or 1021 Anacapa Street, Santa Barbara, California 93101, Attention: Investor Relations.

Forward Looking Statements

This press release contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward‐looking statements to be covered by the safe harbor provisions for forward‐looking statements.

All statements other than statements of historical fact are “forward- looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about anticipated future operating and financial performance, financial position and liquidity, business prospects, strategic alternatives, business strategies, regulatory and competitive outlook, investment and expenditure plans, capital and financing needs and availability, acquisition and divestiture opportunities, plans and objectives of management for future operations, consummation of the transaction with UnionBanCal Corporation and other similar forecasts and statements of expectation and statements of assumptions underlying any of the foregoing.

Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward‐looking statements.

Forward‐looking statements are based on the Company’s current expectations and assumptions regarding its business, the regulatory environment, the economy and other future conditions. The Company’s actual results may differ materially from those contemplated by the forward‐looking statements. The Company cautions you against relying on any of these forward‐looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward‐looking statements are detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed by the Company with the Securities and Exchange Commission on March 15, 2012.

Forward‐looking statements speak only as of the date they are made, and the Company does not undertake to update forward‐looking statements to reflect circumstances or events that occur after the date the forward‐looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

Pacific Capital Bancorp
Consolidated Balance Sheets

(dollars and shares in thousands, except per share amounts)	September 30,	December 31,
(unaudited)	2012	2011
ASSETS
Cash and due from banks	$46,512	$49,324
Interest bearing demand deposits in other financial institutions	520,272	173,408
Cash and cash equivalents	566,784	222,732
Investment securities available for sale	1,244,120	1,503,425
Loans held for sale	18,071	3,072
Loans held for investment	3,743,898	3,660,961
Allowance for loan and lease losses	(7,168)	(5,528)
Net loans held for investment	3,736,730	3,655,433
Premises and equipment, net	82,119	75,749
FHLB stock and other investments	68,861	76,356
Goodwill and other intangible assets	84,106	89,255
Other assets	190,494	224,000
TOTAL ASSETS	$5,991,285	$5,850,022
LIABILITIES
Deposits
Noninterest bearing	$1,157,173	$1,175,532
Interest bearing	3,500,608	3,441,508
Total deposits	4,657,781	4,617,040
Securities sold under agreements to repurchase	313,434	315,919
Other borrowings	72,766	66,524
Other liabilities	91,457	88,569
TOTAL LIABILITIES	5,135,438	5,088,052

SHAREHOLDERS' EQUITY
Common stock ($0.001 par value; 50,000 authorized; 32,922 and 32,905 shares issued and outstanding at September 30, 2012, and December 31, 2011, respectively)	33	33
Paid in capital	652,697	651,066
Retained earnings	170,211	96,266
Accumulated other comprehensive income	32,906	14,605
TOTAL SHAREHOLDERS' EQUITY	855,847	761,970
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,991,285	$5,850,022

Pacific Capital Bancorp
Consolidated Statements of Operations

(dollars and shares in thousands, except per share amounts)	Three Months Ended September 30,		Nine Months Ended September 30,
(unaudited)	2012	2011	2012	2011
Interest income
Loans	$62,517	$58,271	$182,618	$182,435
Investment securities	6,791	7,229	21,677	20,337
Other	639	548	1,875	1,711
TOTAL INTEREST INCOME	69,947	66,048	206,170	204,483
Interest expense
Deposits	5,422	6,149	16,168	19,645
Securities sold under agreements to repurchase	2,478	2,502	7,399	7,088
Other borrowings	849	1,549	2,521	7,427
TOTAL INTEREST EXPENSE	8,749	10,200	26,088	34,160
NET INTEREST INCOME	61,198	55,848	180,082	170,323
Provision for loan losses	860	787	2,012	4,253
NET INTEREST INCOME AFTER PROVISION FOR
LOAN LOSSES	60,338	55,061	178,070	166,070
Noninterest income
Service charges and fees	5,284	5,879	16,372	17,509
Trust and investment advisory fees	5,390	5,266	16,359	15,920
Gain/(loss) on securities, net	995	(35)	1,144	(251)
Other	8,397	1,883	15,728	5,196
TOTAL NONINTEREST INCOME	20,066	12,993	49,603	38,374
Noninterest expense
Salaries and employee benefits	22,139	25,867	71,734	71,860
Net occupancy expense	5,792	6,042	17,782	17,396
Other	19,134	16,187	62,944	57,290
TOTAL NONINTEREST EXPENSE	47,065	48,096	152,460	146,546
INCOME BEFORE INCOME TAX EXPENSE/(BENEFIT)	33,339	19,958	75,213	57,898
Income tax expense/(benefit)	135	(515)	1,268	(309)
NET INCOME	$33,204	$20,473	$73,945	$58,207

Earnings per share:
Basic	$1.01	$0.62	$2.25	$1.77
Diluted	$1.01	$0.62	$2.24	$1.77
Weighted average number of common shares outstanding:
Basic	32,921	32,905	32,912	32,904
Diluted	32,982	32,958	32,967	32,928

Pacific Capital Bancorp
Consolidated Average Balances and Annualized Yields

	Three Months Ended			Three Months Ended
	September 30, 2012			September 30, 2011
(dollars in thousands) (unaudited)	Average Balance	Income / Expense (3)	Yield / Rate (3)	Average Balance	Income / Expense (3)	Yield / Rate (3)
Assets
Interest bearing demand deposits in other financial institutions	$421,631	$251	0.24%	$315,811	$182	0.23%
Securities:
Investment securities available for sale:
Taxable	1,114,171	4,860	1.74%	1,176,991	5,080	1.71%
Non taxable	206,169	1,931	3.75%	203,248	2,149	4.23%
Total securities	1,320,340	6,791	2.05%	1,380,239	7,229	2.08%
Loans: (1)
Commercial loans	178,707	7,518	16.74%	228,770	4,803	8.33%
Real estate - commercial (2)	2,104,236	36,253	6.89%	2,181,785	37,475	6.87%
Real estate - residential 1 to 4 family	1,421,858	17,392	4.89%	1,176,892	14,606	4.96%
Consumer loans	44,441	1,354	12.11%	60,694	1,387	9.07%
Total loans, gross	3,749,242	62,517	6.66%	3,648,141	58,271	6.38%
Other interest earning assets	70,074	388	2.20%	80,306	366	1.81%
Total interest earning assets	5,561,287	69,947	5.02%	5,424,497	66,048	4.86%
Noninterest earning assets	401,504			429,771
Total assets	$5,962,791			$5,854,268
Liabilities and shareholders' equity
Interest bearing deposits:
Savings and interest bearing transaction accounts	$2,097,421	1,427	0.27%	$1,763,765	1,297	0.29%
Time certificates of deposit	1,422,907	3,995	1.12%	1,758,278	4,852	1.09%
Total interest bearing deposits	3,520,328	5,422	0.61%	3,522,043	6,149	0.69%
Borrowed funds:
Securities sold under agreements to repurchase	313,985	2,478	3.14%	317,501	2,502	3.13%
Other borrowings	72,702	849	4.65%	103,482	1,549	5.94%
Total borrowed funds	386,687	3,327	3.42%	420,983	4,051	3.82%
Total interest bearing liabilities	3,907,015	8,749	0.89%	3,943,026	10,200	1.02%
Noninterest bearing demand deposits	1,131,875			1,097,874
Other noninterest bearing liabilities	82,868			84,127
Shareholders' equity	841,033			729,241
Total liabilities and shareholders' equity	$5,962,791			$5,854,268
Net interest spread			4.13%			3.84%
Net interest income/margin		$61,198	4.38%		$55,848	4.08%

(1) Nonaccrual loans are included in loan balances. Interest income includes related net deferred fee income.
(2) Commercial real estate loans include multifamily residential real estate loans.
(3) Includes impact of accretion or amortization of discounts and premiums.

Pacific Capital Bancorp
Consolidated Average Balances and Annualized Yields

	Nine Months Ended			Nine Months Ended
	September 30, 2012			September 30, 2011
(dollars in thousands) (unaudited)	Average Balance	Income / Expense (3)	Yield / Rate (3)	Average Balance	Income / Expense (3)	Yield / Rate (3)
Assets
Interest bearing demand deposits in other financial institutions	$271,441	$680	0.33%	$347,092	$600	0.23%
Securities:
Investment securities available for sale:
Taxable	1,189,765	15,688	1.76%	1,131,754	13,864	1.64%
Non taxable	211,002	5,989	3.78%	202,932	6,473	4.25%
Total securities	1,400,767	21,677	2.06%	1,334,686	20,337	2.04%
Loans: (1)
Commercial loans	186,152	18,634	13.37%	251,737	19,580	10.40%
Real estate - commercial (2)	2,109,547	109,528	6.92%	2,218,531	115,099	6.92%
Real estate - residential 1 to 4 family	1,369,106	50,429	4.91%	1,170,595	43,174	4.92%
Consumer loans	48,143	4,027	11.17%	59,353	4,582	10.32%
Total loans, gross	3,712,948	182,618	6.56%	3,700,216	182,435	6.58%
Other interest earning assets	72,819	1,195	2.19%	83,096	1,111	1.79%
Total interest earning assets	5,457,975	206,170	5.04%	5,465,090	204,483	5.00%
Noninterest earning assets	413,214			443,551
Total assets	$5,871,189			$5,908,641
Liabilities and shareholders' equity
Interest bearing deposits:
Savings and interest bearing transaction accounts	$2,013,620	3,986	0.26%	$1,737,869	3,813	0.29%
Time certificates of deposit	1,465,146	12,182	1.11%	1,883,362	15,832	1.12%
Total interest bearing deposits	3,478,766	16,168	0.62%	3,621,231	19,645	0.72%
Borrowed funds:
Securities sold under agreements to repurchase	314,810	7,399	3.14%	319,959	7,088	2.96%
Other borrowings	70,459	2,521	4.78%	113,229	7,427	8.77%
Total borrowed funds	385,269	9,920	3.44%	433,188	14,515	4.48%
Total interest bearing liabilities	3,864,035	26,088	0.90%	4,054,419	34,160	1.12%
Noninterest bearing demand deposits	1,114,985			1,075,914
Other noninterest bearing liabilities	81,634			88,215
Shareholders' equity	810,535			690,093
Total liabilities and shareholders' equity	$5,871,189			$5,908,641
Net interest spread			4.14%			3.88%
Net interest income/margin		$180,082	4.41%		$170,323	4.17%

(1) Nonaccrual loans are included in loan balances. Interest income includes related net deferred fee income.
(2) Commercial real estate loans include multifamily residential real estate loans.
(3) Includes impact of accretion or amortization of discounts and premiums.

Pacific Capital Bancorp
Key Financial Ratios

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(dollars and shares in thousands, except per share amounts)	2012	2011	2012	2011
(unaudited)
Financial Ratios, Consolidated:
Return on average equity	15.71%	11.14%	12.19%	11.28%
Return on average assets	2.22%	1.39%	1.68%	1.32%

Financial Ratios, SBB&T:
Return on average equity	16.41%	11.76%	13.04%	12.17%
Return on average assets	2.27%	1.42%	1.76%	1.38%

	September 30,	December 31,
	2012	2011
Capital Ratios
Capital Ratios, Consolidated:
Tier 1 leverage ratio	13.6%	12.4%
Tier 1 risk-based capital ratio	22.9%	19.6%
Total risk-based capital ratio	23.5%	20.2%

Capital Ratios, SBB&T:
Tier 1 leverage ratio	12.5%	11.2%
Tier 1 risk-based capital ratio	21.0%	17.7%
Total risk-based capital ratio	21.6%	18.3%

Book value per share of common stock:
Shares of common stock outstanding	32,922	32,905
Book value per share of common stock	$26.00	$23.16

Pacific Capital Bancorp
Key Financial Information
Loan Aging Table – Based on Individual Loan Basis

	September 30, 2012
(dollars in thousands) (unaudited)	Current	30-89 Days Past Due	90+ Days Past Due - Still Accruing	Nonaccrual	Total
Loans originated or purchased since Transaction Date (1)	$1,143,741	$85	$—	$988	$1,144,814
PCI Revolving Pools	378,428	6,747	—	15,479	400,654
PCI Term Pools	2,137,937	19,046	41,447	—	2,198,430
Total loans held for investment	$3,660,106	$25,878	$41,447	$16,467	$3,743,898

	December 31, 2011
(dollars in thousands) (audited)	Current	30-89 Days Past Due	90+ Days Past Due - Still Accruing	Nonaccrual	Total
Loans originated or purchased since Transaction Date (1)	$587,522	$503	$—	$—	$588,025
PCI Revolving Pools	446,735	12,219	—	17,432	476,386
PCI Term Pools	2,411,642	59,975	124,933	—	2,596,550
Total loans held for investment	$3,445,899	$72,697	$124,933	$17,432	$3,660,961

(1) Transaction Date is defined as the Investment Transaction with the Ford Financial Fund that occurred on August 31, 2010.

CONTACT:
Pacific Capital Bancorp
Mark Olson, Chief Financial Officer
805.884.8635
mark.olson@sbbt.com
or
Debbie Whiteley, Public Affairs Director
805.884.6680
debbie.whiteley@sbbt.com